SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) December 30, 2008
THE WESTERN UNION COMPANY
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-32903	20-4531180

(Commission File Number)	(I.R.S. Employer Identification No.)

12500 East Belford Avenue, Englewood, Colorado	80112

(Address of Principal Executive Offices)	(Zip Code)
(866) 405-5012
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Attached as Exhibit 100 to this report are the following materials from the Annual Report on Form 10-K of The Western Union Company (the “Company”) for the year-ended December 31, 2007, filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2008, formatted in eXtensible Business Reporting Language: (i) the Consolidated Statements of Income, (ii) the Consolidated Balance Sheets, (iii) the Consolidated Statements of Cash Flows, (iv) the Consolidated Statements of Stockholders’ Equity/(Deficiency), Net Investment in The Western Union Company, and (v) related notes to these financial statements tagged as blocks of text.
Users of this data are advised pursuant to Rule 401 of Regulation S-T that the information contained in the XBRL Related Documents (as defined in Regulation S-T) is unaudited, and that these documents are not the official financial statements the Company filed with the SEC. The purpose of submitting these XBRL Related Documents is to test the format and technology, and, as a result investors should not rely on the information in this report, including the attached files, when making investment decisions.
In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including each of the exhibits listed below, shall not be deemed “filed” for purposes of Section 11 of the Securities Act of 1933, as amended (the “Securities Act”) or Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of those sections, and is not part of any registration statement to which it may relate, and shall not be incorporated by reference into any registration or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
          The following exhibits are included herewith:

Exhibit
Number	Description

100	The following materials from the Annual Report on Form 10-K of The Western Union Company for the year-ended December 31, 2007, filed on February 26, 2008, formatted in eXtensible Business Reporting Language: (i) the Consolidated Statements of Income, (ii) the Consolidated Balance Sheets, (iii) the Consolidated Statements of Cash Flows, (iv) the Consolidated Statements of Stockholders’ Equity/(Deficiency), Net Investment in The Western Union Company, and (v) related notes to these financial statements tagged as blocks of text.

Exhibit 100.INS	XBRL Instance Document

Exhibit 100.SCH	XBRL Taxonomy Extension Schema Document

Exhibit 100.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

Exhibit 100.LAB	XBRL Taxonomy Extension Label Linkbase Document

Exhibit 100.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

Exhibit 100.DEF	XBRL Taxonomy Extension Definition Linkbase Document

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WESTERN UNION COMPANY
December 30, 2008	By:	/s/ Sarah J. Kilgore
		Name:	Sarah J. Kilgore
		Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit
Number	Description
100	The following materials from the Annual Report on Form 10-K of The Western Union Company for the year-ended December 31, 2007, filed on February 26, 2008, formatted in eXtensible Business Reporting Language: (i) the Consolidated Statements of Income, (ii) the Consolidated Balance Sheets, (iii) the Consolidated Statements of Cash Flows, (iv) the Consolidated Statements of Stockholders’ Equity/(Deficiency), Net Investment in The Western Union Company, and (v) related notes to these financial statements tagged as blocks of text.

Exhibit 100.INS	XBRL Instance Document

Exhibit 100.SCH	XBRL Taxonomy Extension Schema Document

Exhibit 100.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

Exhibit 100.LAB	XBRL Taxonomy Extension Label Linkbase Document

Exhibit 100.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

Exhibit 100.DEF	XBRL Taxonomy Extension Definition Linkbase Document

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